UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2017

Surgery Partners, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-37576	47-3620923
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 Burton Hills Boulevard, Suite 500 Nashville, Tennessee 37215
(Address of Principal Executive Offices) (Zip Code)

(615) 234-5900
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.
On May 18, 2017, Surgery Partners, Inc. (the “Company”) announced that it is soliciting consents pursuant to a consent solicitation statement from holders of its 8.875% Senior Notes due 2021 (the “Consent Solicitation Statement”). The Consent Solicitation Statement includes certain financial information related to the previously announced transactions pursuant to which the Company (i) agreed to acquire NSH Holdco, Inc., a Delaware corporation (“NSH”), through a merger of SP Merger Sub, Inc., a wholly owned subsidiary of the Company (“Merger Sub”), with and into NSH (the “Merger”), pursuant to an Agreement and Plan of Merger, by and among the Company, Merger Sub, NSH, and IPC / NSH, L.P., solely in its capacity as sellers’ representative, (ii) agreed to issue to BCPE Seminole Holdings LP, a Delaware limited partnership (“Bain Capital”), an affiliate of Bain Capital Private Equity, up to 320,000 shares of preferred stock, par value $0.01 per share, of the Company, to be created out of the authorized and unissued shares of preferred stock of the Company and designated as 10.00% Series A Convertible Perpetual Participating Preferred Stock at a purchase price per share of $1,000 (the “Preferred Private Placement”) and (iii) in connection with the Merger and the Preferred Private Placement, entered into a Stock Purchase Agreement, by and among the Company, H.I.G. Surgery Centers, LLC (“H.I.G.”), H.I.G. Bayside Debt & LBO Fund II L.P. (for the purposes stated therein) and Bain Capital, pursuant to which H.I.G. has agreed to sell 26,455,651 shares of common stock, par value $0.01 per share, of the Company, to Bain Capital at a purchase price per share of $19.00 in cash.
A copy of the applicable portion of the Consent Solicitation Statement is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The information contained in this Item 7.01 and in the accompanying exhibit shall not be deemed filed for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.
Item 8.01. Other Events.
On May 18, 2017, Surgery Partners, Inc. (the “Company”) announced that it is soliciting consents pursuant to a consent solicitation statement from holders of its 8.875% Senior Notes due 2021 (the “Consent Solicitation Statement”). The Consent Solicitation Statement includes certain financial information related to the previously announced transactions pursuant to which the Company (i) agreed to acquire NSH Holdco, Inc., a Delaware corporation (“NSH”), through a merger of SP Merger Sub, Inc., a wholly owned subsidiary of the Company (“Merger Sub”), with and into NSH (the “Merger”), pursuant to an Agreement and Plan of Merger, by and among the Company, Merger Sub, NSH, and IPC / NSH, L.P., solely in its capacity as sellers’ representative, (ii) agreed to issue to BCPE Seminole Holdings LP, a Delaware limited partnership (“Bain Capital”), an affiliate of Bain Capital Private Equity, up to 320,000 shares of preferred stock, par value $0.01 per share, of the Company, to be created out of the authorized and unissued shares of preferred stock of the Company and designated as 10.00% Series A Convertible Perpetual Participating Preferred Stock at a purchase price per share of $1,000 (the “Preferred Private Placement”) and (iii) in connection with the Merger and the Preferred Private Placement, entered into a Stock Purchase Agreement, by and among the Company, H.I.G. Surgery Centers, LLC (“H.I.G.”), H.I.G. Bayside Debt & LBO Fund II L.P. (for the purposes stated therein) and Bain Capital, pursuant to which H.I.G. has agreed to sell 26,455,651 shares of common stock, par value $0.01 per share, of the Company, to Bain Capital at a purchase price per share of $19.00 in cash.
A copy of the applicable portion of the Consent Solicitation Statement is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The information contained in this Item 7.01 and in the accompanying exhibit shall not be deemed filed for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01. Financial Statements and Exhibits.
(d)     Exhibits

Exhibit No.	Description

99.1	Excerpts from the Consent Solicitation Statement dated May 18, 2017
99.2	Press Release dated May 18, 2017

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Surgery Partners, Inc.

By:	/s/ Michael T. Doyle
Michael T. Doyle Chief Executive Officer
Date: May 18, 2017

EXHIBIT INDEX

Exhibit No.	Description

99.1	Excerpts from the Consent Solicitation Statement dated May 18, 2017
99.2	Press Release dated May 18, 2017